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                                                                  Exhibit 10.147

                               FIFTH WAIVER LETTER
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                                                                                 As of June 30, 2004

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ABFS Balapointe, Inc.                                American Business Financial Services, Inc.

American Business Credit, Inc.                       HomeAmerican Credit, Inc., d/b/a Upland Mortgage

American Business Mortgage Services, Inc.            JPMorgan Chase Bank, as Indenture Trustee

ABFS Mortgage Loan Warehouse Trust 2003-1
c/o Wilmington Trust Company
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                  Re:      ABFS Mortgage Loan Warehouse Trust 2003-1

         Reference is made to (i) that certain Sale and Servicing Agreement, dated as of September 22, 2003 (the "Sale and Servicing Agreement"), among ABFS Balapointe, Inc, as depositor (the "Depositor"), HomeAmerican Credit, Inc., d/b/a Upland Mortgage ("Upland"), American Business Mortgage Services, Inc. ("ABMS"), and American Business Credit, Inc. ("ABC"), ABFS Mortgage Loan Warehouse Trust 2003-1, as trust (the "Trust"), American Business Financial Services, Inc., as sponsor (the "Sponsor"), JPMorgan Chase Bank, as indenture trustee (the "Indenture Trustee") and JPMorgan Chase Bank, as collateral agent (the "Collateral Agent"); (ii) that certain Indenture, dated as of September 22, 2003 (the "Indenture"), between the Trust and the Indenture Trustee; (iii) that certain Waiver Letter, dated as of October 8, 2003 (the "First Waiver Letter"), by JPMorgan Chase Bank, as note purchaser (the "Note Purchaser"); (iv) that certain Second Waiver Letter, dated as of October 31, 2003 (the "Second Waiver Letter"), by the Note Purchaser; (v) that certain Third Waiver Letter, dated as of December 31, 2003 (the "Third Waiver Letter"); and (vi) that certain Fourth Waiver Letter, dated as of March 31, 2004 (the "Fourth Waiver Letter"). Capitalized terms used herein but not defined herein shall have the meanings given in Appendix I to the Sale and Servicing Agreement and the Indenture ("Appendix I").

         The undersigned, as Note Purchaser and 100% Noteholder under the Sale and Servicing Agreement and the Indenture, as applicable, hereby confirms its waiver;

         (i) as of April 30, 2004, the failure by the Sponsor and its Subsidiaries and Affiliates, as applicable, to comply on April 30, 2004 (the "First Waiver Period") with (I) the terms of clause (iii) of the definition of Amortization Event in Appendix I to the Sale and Servicing Agreement and Indenture regarding the maintenance of an Adjusted Tangible Net Worth of $300,000,000; provided, that such waiver is granted in return for the Sponsor's agreement to maintain an Adjusted Tangible Net Worth of at least $265,000,000 for the First Waiver Period; and (II) the terms of clause (v) of the definition of Amortization Event in Appendix I to the Sale and Servicing Agreement and Indenture regarding the maintenance of Cash Equivalents in an amount of at least $25,000,000; provided, that such waiver is granted in return for the Sponsor's agreement to maintain Cash Equivalents in an amount of at least $20,000,000 for the First Waiver Period.
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         (ii) as of May 31, 2004, the failure by the Sponsor and its
Subsidiaries and Affiliates, as applicable, to comply on May 31, 2004 (the "Second Waiver Period") with (I) the terms of clause (iii) of the definition of Amortization Event in Appendix I to the Sale and Servicing Agreement and Indenture regarding the maintenance of an Adjusted Tangible Net Worth of $300,000,000; provided, that such waiver is granted in return for the Sponsor's agreement to maintain an Adjusted Tangible Net Worth of at least $265,000,000 for the Second Waiver Period; and (II) the terms of clause (v) of the definition of Amortization Event in Appendix I to the Sale and Servicing Agreement and Indenture regarding the maintenance of Cash Equivalents in an amount of at least $25,000,000; provided, that such waiver is granted in return for the Sponsor's agreement to maintain Cash Equivalents in an amount of at least $20,000,000 for the Second Waiver Period.

         This waiver letter (the "Fifth Waiver Letter"), contains the entire agreement relating to the subject matter hereof between the parties and supersedes any prior oral or written agreement between the parties and shall not be deemed to constitute a waiver as to any other transaction or occurrence.

         Except as expressly provided herein, all provisions, terms and conditions, covenants and representations and warranties of the Sale and Servicing Agreement, the Indenture and the Credit Agreement remain in full force and effect.




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         IN WITNESS WHEREOF, the Note Purchaser has signed this Fifth Waiver
Letter as of the date set forth above.


                                     JPMORGAN CHASE BANK, as Note
                                     Purchaser, 100% Noteholder and Lender

                                         By: /s/ Michael W. Nicholson
                                                 -------------------------------
                                                 Name:  Michael W. Nicholson
                                                 Title:  Senior Vice President